UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☐

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☒          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

FERRO CORPORATION
(Name of Registrant as Specified in Its Charter)

FRONTFOUR CAPITAL GROUP LLC
FRONTFOUR MASTER FUND, LTD.
EVENT DRIVEN PORTFOLIO, A SERIES OF UNDERLYING FUNDS TRUST
FRONTFOUR CAPITAL CORP.
FRONTFOUR OPPORTUNITY FUND LTD.
STEPHEN LOUKAS
DAVID A. LORBER
ZACHARY GEORGE
QUINPARIO PARTNERS LLC
JEFFRY N. QUINN
NADIM Z. QURESHI

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒          No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

The Shareholder Committee for the Future of Ferro (the “Committee”), together with the other Participants named herein, is filing materials contained in this Schedule 14A with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the election of its slate of director nominees at the 2013 annual meeting of shareholders (the “Annual Meeting”) of Ferro Corporation (the “Company”).  The Committee has filed a definitive proxy statement with the SEC with regard to the Annual Meeting.

Item 1:  Investor Presentation:

Change at Ferro – Path to Value Creation

FrontFour-Quinpario Partners

Committee for the Future of Ferro

April 26, 2013

Confidential

Ferro Has Great Future Potential But a Fresh Perspective is Needed RIGHT NOW

- **Under the current Board, Ferro has significantly underperformed for years**
  - Stock price has underperformed S&P 500 index and Ferro's self-defined peers over the one, three and five year periods
  - The Board has approved several measures to reduce costs and improve portfolio yet Ferro has failed to perform
- **Ferro is in need of a Board that works to maximize value for all shareholders**
  - The current Board has operated under an entrenched governance system and is not acting in the best interest of shareholders
  - Corporate governance practices have been poor, despite shareholders' criticism
- **FrontFour-Quinpario nominees are better qualified**
  - Our nominees bring extensive experience in specialty chemicals industry and have a clear vision to improve Ferro's financial performance
  - Our nominees will encourage better corporate governance practices
  - Our nominees will evaluate all strategic options including engaging with A. Schulman

FrontFour Capital Group LLC

Source: Bloomberg, Company Filings

Change is needed at Ferro

Dramatic Underperformance – Stock Price Down **80%** from 2008-2012

Ferro's stock price has underperformed its self-defined peers and market indexes over the past 1-year, 3-year and 5-year periods

Total Shareholder Return(1)(2)(3)

	1-Year	2-Year	3-Year	5-Year
S&P 500 Index	16.01%	17.04%	47.07%	22.24%
Chemical Exchange Index (CEX)	14.67%	20.79%	52.50%	21.36%
Ferro Defined Peer Group	29.81%	50.62%	95.86%	94.74%
Ferro	(23.31%)	(68.07%)	(38.28%)	(69.50%)

Five-year Stock Performance



200
150
100
50
0
24-Jan-2008
24-Jan-2009
24-Jan-2010
24-Jan-2011
24-Jan-2012
24-Jan-2013
Ferro
S&P500
CEX

Three-year Stock Performance



200
150
100
50
0
1/24/2010
1/24/2011
1/24/2012
1/24/2013
Ferro
S&P500
CEX

One-year Stock Performance



200
150
100
50
0
1/24/2012
4/24/2012
7/24/2012
10/24/2012
1/24/2013
Ferro
S&P500
CEX

Source: Bloomberg, Company Filings.

1. Includes dividends.
2. Shareholder value figures are for periods prior to the Committee's nomination of its Nominees on Jan 24, 2013.
3. The peer group is based on the 2012 peer group that appears in the Company's proxy statement for the Annual Meeting and consists of A. Schulman, Inc., Airgas, PolyOne Corp, Albemarle Corp, RPM International, Rockwood Holdings, Cabot Microelectronics Corp, Cytec Industries, Sigma-Aldrich Corp, FMC Corp, H.B. Fuller Company, Georgia Gulf Corp, Hexcel Corp, International Flavors & Fragrances, Solutia, Westlake Chemical Corp and W.R. Grace & Company (but excludes The Lubrizol Corp as it is no longer a standalone public company) (collectively, the "Ferro Peer Group").

An Unenviable Track Record of Planning and Execution Failures

FERRO BOARD SCORECARD (2008-2012)

Metric	Outcome	Result
Share Price	• Down (80%)	Failed
Adjusted EPS	• Down (89%)	Failed
Growth	• Revenue declined by (21%)	Failed
Cost structure	• SG&A/Sales increased from 13% to more than 17% in 2012 • SG&A cost structure relative to profitability in the bottom decile within Ferro Peer Group	Failed
Margins	• Gross Margin down from 18% to 17% in 2012 • Adjusted EBITDA Margin down from 8% to 5% in 2012 • Margins are in the lowest quintile within Ferro Peer Group	Failed
Portfolio & Organizational structure	• Complex, still undergoing reorganization • Over $113M restructuring charges	Failed

Between 2008-2012, the Ferro Board has failed to perform on various self-defined or industry standard value creation drivers

FRONTFOUR Capital Group LLC

Source: Bloomberg, Company Filings

Weak Financial Performance Compared to Peers

While many of Ferro's self-defined peers have improved performance since 2008, Ferro has underperformed on every relevant financial measure

Ferro vs. Ferro Peer Group 2008-2012

Total Shareholder Return[1]



95%
-70%
-100%
-50%
0%
50%
100%
150%

Revenue Growth[2][4]



3%
-21%
-25%
-20%
-15%
-10%
-5%
0%
5%

Ferro ■ Ferro Peer Group

SG&A Effectiveness[2][3][4]



32%
-38%
-60%
-40%
-20%
0%
20%
40%

Gross Margin Change (bps)[2][4]



8%
-1%
-2%
0%
2%
4%
6%
8%
10%

EBITDA Margin Change (bps)[2][4]



6%
-3%
-4%
-2%
0%
2%
4%
6%
8%

Source: Bloomberg, Company Filings.

1. Share price performance includes dividends. Shareholder value figures are for periods prior to the Committee's nomination of its Nominees on Jan 24, 2013.
2. The measurements are done on the basis of change in 2012 as compared to 2008 reported financial results.
3. The SG&A Effectiveness represents SG&A/Gross Profit.
4. Peer data that is not available for 2012 has not been used in calculating median value.
5. Adjusted EBITDA numbers taken from Ferro's Supplemental Financial Data.

FRONTFOUR Capital Group LLC

Weak Historical Financial Performance

Ferro's inability to adjust its cost structure has resulted in declining operating margins



Total Revenue
Revenue ($M)
2,500
2,000
1,500
1,000
500
0
2008
2009
2010
2011
2012



Selling, General & Administrative
SG&A ($M)
310
300
290
280
270
260
250
2008
2009
2010
2011
2012



Operating Income
Operating Income ($M)
250
200
150
100
50
0
12%
10%
8%
6%
4%
2%
0%
Operating Margin (%)
6.4%
6.4%
11.1%
8.0%
3.7%
2008
2009
2010
2011
2012
Operating Income
Operating Margin



Adjusted EBITDA
EBITDA ($M)
300
250
200
150
100
50
0
15%
10%
5%
0%
Adj. EBITDA Margin (%)
8.1%
8.4%
12.6%
8.4%
5.1%
2008
2009
2010
2011
2012
Adj. EBITDA

FRONTFOUR Capital Group LLC

Source: Bloomberg, Ferro 10K filings (2008-2012). Adjusted EBITDA numbers taken from Ferro's Supplemental Financial Data

Unjustifiable Waste of Shareholder Capital

Since 2008, the Board approved capital and restructuring investments of over $400M, as revenues declined by 21%, Operating Income declined by 17.9% CAGR & Adj. EBITDA declined by 16.1% CAGR



Ferro's Capital & Restructuring Investments
$M
400
300
200
100
0
$26M
$76M
$37M
$120M
$100M
$164M
$105M
$237M
$113M
$296M
2008
2009
2010
2011
2012
Cumulative Restructuring Charges
Cumulative Capex

- In addition to failed capital and restructuring investments, Ferro's Board also approved a significant **equity offering of $230M in 2009,** with the intent to reduce debt levels and engage in strategic restructuring and growth initiatives.
- This offering significantly diluted shareholders and we believe the results of those growth initiatives never materialized.



Revenue Growth (year-over-year)
Rev. Growth YoY (%)
40%
20%
0%
-20%
-40%
2008
2009
2010
2011
2012

FRONTFOUR Capital Group LLC

Source: Ferro 10K filings (2008-2012).

The Result – Poor EBITDA Margins Compared to Self-Defined Peers



Average 5 year EBITDA Margin(1)(2)
35%
30%
25%
20%
15%
10%
5%
0%
Ferro Peer EBITDA Median ~16%
11.0%
7.4%
Ferro 2015 Target
Ferro 5 year EBITDA Average
SIGMA-ALDRICH
FMC
CABOT MICRO
ROCKWOOD
SOLUTIA
ALBEMARLE
IFF
LUBRIZOL
AIRGAS
HEXCEL
W.R. GRACE
WESTLAKE
CYTEC
RPM INTL
H.B. FULLER
FERRO 2015 TARGET
GEORGIA GULF
FERRO
POLYONE
A. SCHULMAN

At 2015 EBITDA Margin target of 11%, Ferro would still be underperforming its self-defined peer group by 500 basis points

Source: Bloomberg, Company Filings.
1. EBITDA Margins 2008-2012.
2. Solutia's margins for 2012 include last reported margins, Solutia and Lubrizol were sold in 2012 and 2011, respectively.

In Addition to Poor Results, Guidance to Investors Has Been Unreliable

Fiscal year Target EPS was significantly revised several times in 2011 and 2012; in each instance, the revision was downwards; actual EPS delivered has been meager

ADJUSTED EPS 2011-12 (GUIDANCE REVISIONS AND ACTUAL)



ADJ. EPS GUIDANCE RANGE
ADJ. EPS (ACTUAL)
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
Adjusted EPS ($)
2011 Initial guidance: $1.28-$1.35
Revised $1.08-$1.18
Revised $0.70-$0.80
2011 (Actual): $0.80
2012 initial Adj. EPS guidance: $0.40-$0.65
Revised $0.40-$0.65 – lower end
Revised $0.15-$0.20
Revised $0.07-$0.12
2012 (Actual): $0.09
2/28/2011 (Initial 2011 Guidance)
01-Aug-11
18-Nov-11
2011 Adj. EPS (Actual)
2/28/2012 (Initial 2012 Guidance)
25-Apr-12
25-Jul-12
29-Oct-12
2012 Adj. EPS (Actual)
Adjusted EPS Guidance Revision date

FRONTFOUR Capital Group LLC

Source: Company guidance

Poor Corporate Governance

- **In 2011 and 2012 leading proxy advisory firms ISS and Glass Lewis recommended investors WITHHOLD on the election of certain Ferro directors and criticized Board practices:**

"…that shareholders WITHOLD votes from the entire board with the exception to a new nominee…" *ISS 2012 recommendation (Same recommendation in 2011)*	With regard to Ferro's executive compensation program: " It appears to us that members of [the Compensation Committee] have not effectively served shareholders…." "…the company has failed to properly align pay with performance, receiving an "F" grade in our pay for performance analysis…" *Glass Lewis 2012 report*

- All three incumbent directors up for election serve on the compensation committee and one director also serves on the governance and nomination committee - **both committees should be held accountable to shareholders.**

- Crain's Cleveland Business published an article dated April 23, 2013. The article quoted Mario J. Gabelli of GAMCO Asset Management, Ferro's largest shareholder (owning 16.16% of the Company):

  "Mr. Gabelli expressed frustration with the leadership at Ferro in an interview with Crain's today, saying he wants to see its leaders think of the shareholders when making decisions. 'And they're not doing it', he said."

Shareholders' Voice Has Been Muted – 3 "Zombie Directors" on Ferro's Board Today

- In 2011, **2 out of 4 director nominees** received a majority of WITHHOLD votes of total votes cast at the annual meeting.
- In 2012, **1 out of 3 director nominees** received a majority of WITHHOLD votes of total votes cast at the annual meeting.

Subsequently, Ferro adopted Majority Voting Policy under which directors with more WITHHOLD votes than FOR votes expected to tender resignation as a director.

★ *41 companies where directors had 50% or higher withhold votes, yet they remained in their posts* – ***NY Times***

★ *"…A list of companies retaining directors who were rejected by shareholders in 2012 – so called zombie directors – was compiled by the Council of Institutional Investors…"* – ***NY Times***

If Majority Voting Policy were adopted before 2011, 3 out of 9 directors on current Board would have been required to tender their resignations

FRONTFOUR Capital Group LLC

Ferro's Board is NOT Working in the Best Interest of Shareholders

A. Schulman has made its interest to acquire Ferro very evident and public

Timeline

- On March 4, 2013, **A. Schulman** announced that it made a proposal to acquire all the outstanding shares of Ferro for **$6.50 per share.** A. Schulman expressed its **"strong intent"** in pursuing the combination and with greater visibility into Ferro's business, its **offer could be adjusted** subject to customary due diligence.
- The Ferro Board subsequently announced that it had rejected the offer and until then **never publicly disclosed A. Schulman's overtures**, which appear to have commenced as early as November 2012.
- **"Our offer was quickly dismissed by the Ferro's Board….despite our expressed willingness to adjust our offer…"** – Joseph Gingo, Chairman & CEO, A. Schulman (Earnings Call, Q2, 2013, A. Schulman).
- A. Schulman reiterated – "…despite the **disingenuous and misleading assertions of Ferro's Board**, A. Schulman's financial strength and the Company's ability to carry out its offer should not be called into question." According to A. Schulman's CEO Mr. Gingo, "**Contrary to what the Ferro Board of Directors stated in a letter to Ferro shareholders dated April 18, 2013**, our proposal is not a 'low-ball' offer, and we have publicly stated that we are open to **revising the terms and structure of our initial offer**, provided we are given an opportunity to conduct customary due diligence and engage in a meaningful dialogue with Ferro." – (A. Schulman Press Release, April 22, 2013).

While we do not believe the $6.50 offer fully values Ferro, if elected our nominees will engage with A. Schulman and explore other offers that can maximize shareholder value

Source: Earnings Call, Q2, 2013, A. Schulman

The Board has been Indecisive Until Recent Pressure from FrontFour-Quinpario

Strategic Initiatives	Situation prior to FrontFour-Quinpario	Mgmt. Actions post – Jan 24th, 2013
Portfolio	Solar Pastes: in 2011, identified as an underperforming business Pharmaceutical: identified as non-core and a divestment candidate in 2009	**Sold Solar & Pharmaceutical** "We have made important progress in addressing non-core and underperforming assets with the sale of our solar pastes and pharmaceuticals businesses" *-Apr. 2013 earnings guidance revision*
Organization Structure	Complex and illogical organizational structure, resulting in operational inefficiencies	**Announced Org. Restructure Plan** "Our near-term priorities are to simplify the organization, streamline processes to enhance operational efficiencies and substantially reduce the infrastructure and support costs" *-Q4/FY 2012 earnings results*
Cost Structure	SG&A Costs: Among the worst in Ferro's self-defined peer group Margins: <8% EBITDA Margins due to inflated cost structure	**Announced plans to cut costs** "identify and realize cost-saving opportunities...the Company expects savings achieved in 2013 to be $30 million, at the upper end of the previously announced range, rising to $70 million in 2014." *-Apr. 2013 earnings guidance revision*

- **Since the public announcement of FF-QP's nomination of directors, the stock has jumped 51%**
- **Given the Board's failed track record at execution, we do not believe existing Board can successfully improve Ferro's cost structure or meet its goals of streamlining the organization**

Source: Ferro Presentations, Earnings Call.

A Better Plan

FrontFour-Quinpario will Address THREE Fundamental Issues at Ferro

	EXECUTION	CULTURE	GOVERNANCE
Current Situation	❑ Board has been indecisive in improving Ferro's portfolio ❑ Dismal financial results despite over $400M of capital & restructuring investments ❑ Ferro's cost structure and margin profiles among the worst in self-defined peer group despite multiple reorganization and restructuring initiatives	❑ Top down Board failure resulting in employees, organization and investors being taken on a long, fruitless journey ❑ Board has not held management accountable ❑ Board has continued to accept underperformance as seen in Ferro's 2015 targets	❑ Shareholder unfriendly Corporate Governance Policies ❑ Leading governance advisors consistently negative on company ❑ Unwillingness to engage potential acquirer ❑ Board ineffective in addressing shareholder concerns
FrontFour-Quinpario Position	❑ Focused execution – cost structure and profitability in line with peers ❑ Take decisive actions on improving growth, global footprint and overhead cost structure ❑ Preserve recent gains and further create shareholder value	❑ Re-energize employees and management towards a renewed organizational focus and shareholder value creation ❑ Work with management to set ambitious but realistic targets and hold management accountable to those targets	❑ FrontFour-Quinpario will work for shareholders to improve governance ❑ Push for state of the art corporate governance practices ❑ Fully vet and engage any and all prospective offers for the Company ❑ De-classify the Board of Directors

Improve Financial Performance: Growth

Ferro's revenues have declined from $2.2B in 2008 to $1.7B in 2012, a 21% decline

- Revenues have declined within each of Ferro's business segments between 2008 & 2012
- Top-line growth forecasts of 4% are overly conservative expectations
- Moreover, target growth rate adds no premium for above end-market growth, once again demonstrating a vision of underperformance

Ferro Segment Revenues (2008-2012)


In Millions
800
600
400
200
0
2008
2009
2010
2011
2012
Performance Coatings
Electronic Materials
Specialty Plastics
Color & Glass
Polymer Additives
Pharmaceuticals

	2008 Revenue ($)	2012 Revenue ($)	2008-12 Revenue (CAGR)
Performance Coatings	$628	$588	(-1.6%)
Color & Glass	$457	$372	(-5.0%)
Electronic Materials[1]	$558	$294	(-14.8%)
Polymer Additives	$350	$321	(-2.2%)
Specialty Plastics	$226	$171	(-6.8%)
Pharmaceuticals[2]	$27	$24	(-2.4%)

Source: Ferro 10K filings (2008-2012).
1. Includes revenues from Solar Pastes business which was divested
2. Pharmaceuticals business was sold in 2013.

We Will Position Core Businesses for Growth

	FrontFour-Quinpario plan	Ferro's 2015 plan
End-market growth	• Focus on growth markets within core businesses; **+6% growth CAGR** • Building and Construction (nearly 50% of sales) is poised to grow at 8.5% CAGR through 2017, driven by residential construction spend in Asia-Pacific and U.S. • Rebalance and expand manufacturing footprint which has been Western-focused	• Ferro's 2015 top-line target of 4% • Ferro's growth in emerging markets is restricted due to the concentration of its manufacturing base in EU and NA
Above market premium	• A focus on core competencies will result in above market growth	• Ferro's 2015 plan has no ambition for above market growth

Sales by Customer Location



100%
50%
0%
30%
27%
20%
2010
2011
2012
United States
EMEA
Latin America
Asia-Pacific

Sales by Manufacturing Footprint



100%
50%
0%
13%
13%
13%
2010
2011
2012
United States
EMEA
Latin America
Asia-Pacific

Source: Ferro 10K filings (2008-2012), Annual Reports

Improve Financial Performance: Cost

Ferro has had a chronically inflated and inefficient SG&A cost structure

- Ferro has consumed resources to undertake multiple restructuring efforts that have not resulted in any meaningful cost savings.
- Ferro's complex organizational structure has increased inefficiency by promoting duplication of corporate and business functions.



In Millions
Ferro SG&A expenses
$2,000
$1,500
$1,000
$500
$0
$297 $297
$272
$569
$294
$863
$295
$1,158
$303
$1,461
2008
2009
2010
2011
2012
Annual SG&A Expense
SG&A Cumulative

Cumulative SG&A of $1.4B between 2008-2012

- Declining margins over the last decade reflect Ferro's **lack of cost discipline.**

Fiscal Year	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	Change 2012 vs. 2003
Revenue ($M)	1,616	1,844	1,882	2,042	2,148	2,245	1,658	2,102	2,156	1,769	$147
% Growth		*14.1%*	*2.1%*	*8.5%*	*5.2%*	*4.5%*	*(26.1%)*	*26.8%*	*2.6%*	*(17.9%)*	*9.5%*
Gross Margin	23.1%	20.7%	20.2%	20.3%	18.7%	18.0%	18.9%	21.8%	19.1%	16.8%	(6.3%)
Op. Margin	6.6%	5.8%	6.3%	7.4%	6.8%	6.4%	6.4%	11.1%	8.0%	3.7%	*(2.9%)*

Source: Ferro 10K filings (2008-2012); Bloomberg.
1. Operating Margin = Operating Income (as defined by Segment Sales – Segment Expenses)/Revenues

Aggressive Cost Actions and Discipline is Needed

Since 2008, specialty chemical companies have focused on generating increased Gross Profit for every SG&A dollar spent

- SG&A/Gross Profit ratio, a measure of SG&A effectiveness, has decreased by 32% for Ferro Peer Group, while it has increased by 38% for Ferro since 2008.
- High solar pastes sales in 2010 helped mask the impact of an inflated cost structure.



SG&A/Gross Profit
110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2008
2009
2010
2011
2012
Impact of high solar sales
101.6%
SG&A Expenses > Gross Profits
44.6%
Ferro
Ferro Peer Group median

- Both SG&A costs & gross profit must be improved through aggressive actions over the next 18-24 months:
  - **Cost structure improvement of +$100m**
  - Significantly enhance contracting and pricing strategy
- Streamlining the organization, to eliminate redundancies, and taking advantage of Ferro's end-market technology and customer overlap should be top priority.

FRONTFOUR Capital Group LLC

Source: Ferro 10K filings (2008-2012); Bloomberg

A Clear Strategy Towards Shareholder Value Creation is Paramount

- **Perform a thorough strategic evaluation of the Company's businesses:**
  - Full understanding of industry structure and competitive positioning
  - Examine customer buying criteria, especially in Asia
  - Evaluate technologies and their commercialization potential
  - Understand adequate capital requirements for growing core businesses

- **Analyze internal growth opportunities versus the opportunity to maximize value through a sale of the Company at an appropriate premium to the current stock price:**
  - While we do not believe A. Schulman's $6.50 offer fully values Ferro, if elected our nominees would recommend the formation of a Strategic Review Committee to explore all strategic alternatives, including A. Schulman's offer, that can maximize value for Ferro Shareholders.

Source: Earnings Call, Q2, 2013, A. Schulman

A Better Plan to Create Value at Ferro

Improve financial performance

- Our nominees plan to have a relentless focus on cost improvement with significant value creation by addressing Ferro's high SG&A cost structure.
- Ferro's cost structure should be in-line with peer median or **at least 500 basis points lower**.

Deliver meaningful growth within core businesses

- **Target growth rate of above 6%** as well as a strong emphasis on rebalancing footprint.
- Emphasis on growth markets including Asia and China.

Enhance corporate governance regime

- Encourage declassification of Board of Directors.
- Urge other Board members to prioritize the interests of shareholders in discharging their fiduciary duties.
- Recommend formation of a Strategic Review Committee to evaluate all strategic options for Ferro's business, including A. Schulman's offer.

Instill a high performance culture

- Clear communication of strategy and goals to all stakeholders, setting ambitious goals, empowering the organization to deliver results, and most importantly rewarding success as measured by creation of shareholder value and holding the management team accountable.
- Our nominees have experience driving cultural and structural change at other organizations with a high degree of success.

Our Nominees are Better

The Interests of the Current Board are NOT Aligned With the Interests of Shareholders



% of Outstanding Shares
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
Median Insider Outright Ownership in Ferro defined peer group has been >1%
0.4%
0.7%
4.3%
Ferro Board Ownership(2)(3)
Ferro Insider Ownership (1)(3)
Committee for Future of Ferro

As the owner of an aggregate of 3,708,400 shares, or 4.3% of the outstanding shares, the Committee has a significant investment in Ferro. David Lorber is a principal owner of FrontFour Capital, which may be deemed to beneficially own 2,779,401 shares (or 3.2% of the outstanding shares) owned outright by FrontFour Master Fund, accounts separately managed by FrontFour Capital and the Event Driven Portfolio, and a principal owner of FrontFour Capital Corp., which may be deemed to beneficially own 198,999 shares (or 0.23% of the outstanding shares) owned outright by FrontFour Opportunity Fund. Jeffry Quinn is a principal owner of Quinpario, which owns outright 700,000 shares (or 0.8% of the outstanding shares). Nadim Qureshi owns outright 30,000 shares (or 0.03% of the outstanding shares). The Committee therefore has a significant economic stake in Ferro and the Committee's nominees have a vested personal interest in maximizing shareholder value.

Director	Shares Held Outright(1)(3)
Sandra Austin	74,611
Richard C. Brown	24,200
Richard J. Hipple	34,800
Jennie S. Hwang	36,925
Gregory E. Hyland	24,200
Peter T. Kong	0
William B. Lawrence	47,170
Timothy K. Pistell	32,200
Ronald P. Vargo	29,200
Peter T. Thomas	36,492
Total	339,798

Source: Bloomberg, Company Filings

1. Insider Ownership data excludes shares owned by Mr. Kirsch
2. Board Ownership data includes Peter Thomas who was appointed to Board on 24th Apr 2013.
3. The shares owned outright refers to shares owned directly by the directors as opposed to shares issuable to the directors at a future date upon the exercise of stock options and deferred stock units subject to deferral to Ferro's Director Deferred Compensation Plan or forfeiture at a future date.

FRONTFOUR Capital Group LLC

Severe Value Destruction During Current Board Members' Tenure

Directors[1]	Position	Age	Tenure	Start Date	%TSR[2][3]
William B. Lawrence	Chairman	68	14	08/99	(75.42%)
Richard J. Hipple	Lead Director	60	7	06/07	(79.04%)
Sandra Austin		65	20	6/94	(65.84%)
Jennie S. Hwang		65	13	1/01	(74.85%)
Ronald P. Vargo		59	4	12/09	(32.92%)
Gregory E. Hyland		62	4	12/09	(32.92%)
Richard C. Brown		53	4	12/09	(32.92%)
Timothy K. Pistell		65	4	9/10	(60.91%)
Peter T. Kong		62	1	4/12	(5.44%)

Up for election

Peer Group TSR: +94.46% since their appointment

Source: Bloomberg, Company Filings

1. Excludes Peter Thomas who was appointed to Board on Apr 24th 2013.
2. Total Shareholder Return includes dividends; shareholder returns are for periods starting with Board members' start date and ending on Jan 24, '13, the date of Committee's nomination of its Nominees
3. TSR Data before 2002 is weekly adjusted

QP FRONTFOUR Capital Group LLC

Our Nominees: Highly Accomplished, High Energy Individuals

Nominee	Accomplishments
Jeffry N. Quinn	• Chemical industry Chief Executive Officer with a strong track-record of creating significant shareholder value. • During his eight year tenure as President and Chief Executive Officer of Solutia Inc., he took a bankrupt, domestic-oriented commodity chemical producer and led its transformation into a high-margin global specialty chemical and performance materials company. • Successfully led Solutia through one of the most difficult recession environments by implementing prudent cost and portfolio management initiatives. • Ultimately orchestrated the sale of Solutia to Eastman Chemical in 2012 for $4.7B enterprise value. • Prior record of helping to create shareholder value in the refining and coal industries. • Over two decades of public company board and corporate governance experience. • Served as General Counsel of three public companies. • Broad experience in a wide range of functional areas, including strategic planning, mergers and acquisitions, human resources, legal and governmental affairs. • Legal and engineering education and background.
Nadim Z. Qureshi	• Led a sizeable P&L starting at the age of 30 which culminated in turning a US centric, unprofitable resins business into a global leader in Nylon 66 resins and polymers. • Led the strategy and corporate development effort for Solutia, a premiere specialty chemical company. • Strong understanding of the traditional and emerging sectors within the chemical industry. • Significant experience in emerging markets and China through P&L experience as well as through leading corporate development initiatives while on the ground in China. • Chemical engineering, polymer science and business educational training. • Strategy consulting experience in the chemical and petrochemical sectors – focus on growth strategy, valuation and due diligence and industry analysis.
David A. Lorber	• Co-founder and Portfolio Manager of FrontFour Capital Group LLC and FrontFour Capital Corp. • Strong financial experience with significant board experience in helping turnaround companies. • Served on four public company Boards with broad experience in multiple industries. • Helped generate significant returns as director of public companies. • Implemented both financial and operational improvements at companies with a focus on driving shareholder value.

Appendix

Jeffry N. Quinn

- Chairman and Chief Executive Officer of Quinpario Partners LLC, an investment and operating company focused on the specialty chemicals and performance materials sector.

- He served as President and Chief Executive Officer of Solutia Inc., a global leader in specialty chemical and performance materials, beginning in May 2004 and also served as Chairman of the Board beginning in February 2006, until the sale of the company to Eastman Chemical Company for $4.7 billion in July 2012, at which time he left the company.

- During his eight plus years leading Solutia, he established a record of creating shareholder value.
  - During his tenure, he took a bankrupt domestic-oriented commodity chemical producer and led the creation of a global specialty chemical and performance materials company.
  - Strategically repositioned portfolio to have focus and leadership in attractive markets.
  - Drove significant cultural change and created high-performance culture.
  - Commercial and cost discipline implemented, driving growth and industry leading EBITDA margins.
  - Significantly reduced and improved capital structure and legacy liability allocation.

- Grew EBITDA from $123 million in 2003 to $518 million in 2011 (20% CAGR and 25% margin).

- Unlocked and created superior shareholder value, culminating in the $4.7 billion sale to Eastman Chemical Company.
  - 42% premium to close on day prior to announcement and premium to all-time high.
  - Represented 9.0x 2011E analyst consensus EBITDA.

Nadim Z. Qureshi

- General Partner, Quinpario Partners, an investment company with a focus on the specialty chemicals space. As a partner, Mr. Qureshi is responsible for identifying investment opportunities and situations where attractive businesses are mismanaged and under-led.

- Mr. Qureshi's extensive experience in the chemical industry through operating, functional and consulting experiences will enable him to work with the Board and management to steer Ferro to a growth path.

- As a consultant with Charles River Associates, Mr. Qureshi led engagements for multinational clients in the specialty chemicals and petrochemical sectors. He has consulted with global oil companies, leading chemical companies, and global industrial and utility companies.

- In 2005, Mr. Qureshi took responsibility of Solutia's Nylon resins and industrial fibers businesses as General Manager and later VP/GM. Mr. Qureshi was able to grow the resins business to more than twice the size of its initial $300m scale, increased profitability and delivered a massive global expansion. The business experienced 20% CAGR globally and over 40% in China.

- Mr. Qureshi through his educational, operating, strategy and corporate development experience has a strong insight into the global chemical sector, emerging technologies as well as growth markets.

David A. Lorber

- Mr. Lorber is Co-Founder and Portfolio Manager of FrontFour Capital Group LLC and FrontFour Capital Corp. He has served on 4 public company boards across multiple industries. Mr. Lorber has a strong track record of facilitating operational and financial improvements from the boardroom.
- Fisher Communications Inc. (FSCI): Director from April 2009 – March 2012
  - Significant operational improvement from FY2009 – FY2012 with Broadcast Revenue increasing 40%, Broadcast Cash Flow increasing 282%, and Broadcast Cash Flow Margins increasing 2000bps
  - Sold non-core real estate for $160M
  - Since joining the board and facilitating change through April 11, 2013 when the company announced its sale, total shareholder return (incl. dividends) was 372%
- GenCorp Inc. (GY): Director from March 2006 – present
  - Significant operational improvement from FY2006 – FY2012 with revenue growth of 60%, reduced net debt by $315M through internally generated cash flow, and increased margins by over 300bps
  - Refinanced the capital structure significantly bringing down interest cost
  - Announced definitive agreement to acquire Pratt & Whitney Rocketdyne from United Technologies Corporation for $550M
- IAT Air Cargo Facilities Income Trust (IAT-u): Director from January 2009 – December 2009
  - Internalized the management structure of the company significantly improving operational cash flow
  - Significant unit repurchases benefiting unit holders
  - Negotiated the merger with Huntingdon Capital Corp.
- Huntingdon Capital Corp. (HNT): Director from January 2010 – present
  - Internalized the management structure of the company significantly improving operating cash flow
  - Through non-core asset sales and internally generated cash flow de-leveraged the company from ~70% loan to value to ~40% loan to value
  - Repurchased over 30% of the common shares outstanding and reinstated the company's dividend policy
  - Since the merger total shareholder returns (incl. dividends) has been 197%

FrontFour Capital Group LLC

Two companies in Ferro's self-defined peer group - One goal, two very different paths


EBITDA Growth(2008-2012 CAGR)
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
Rockwood
FMC
Ferro

Total Shareholder Return[1][2]

	1-Year	2-Year	3-Year	5-Year
FMC Corp	34.01%	62.39%	136.22%	158.99%
Rockwood Holdings	22.68%	45.02%	144.17%	96.82%
Ferro Corp	-23.31%	-68.07%	-38.28%	-69.50%

	Rockwood Holdings	FMC Corp
Focus	• Create value through focus on cash generation	• Focus on top-line growth in core businesses
Path to Profitability	• The growth in earnings between 2008-2012 was driven primarily by cost reduction and restructuring initiatives	• Earnings increase was driven by internal technology development & share gain in emerging economies
Steps	• Realized $150M of cost savings through restructuring efforts in '09 and retained $60M of that for future annual savings. The reduction came from reducing overhead, eliminating duplicative positions, improving productivity and conserving cash by controlling working capital and capital spending • Divested non-core businesses and undertook bolt-on acquisitions to strengthen core portfolio, reacting quickly to market changes	• Grew top-line by focusing on its core competencies in formulation, regulatory and field trials • Increased sales in Latin America and APAC from 38% in 2008 to 48% in 2012 & increased manuf. footprint in Latin-Am and APAC from 8% in 2008 to 20% in 2012 • Increased specialty chemicals sales by focusing on new products and new applications for existing products
Result	• Due to the steps undertaken in 2008-09, when the revenues returned to 2008 levels, Rockwood experienced EBITDA Margin expansion & earnings growth	• Grew revenues by approx. 5% CAGR since 2008
Vision for Future	• Grow EPS by +20% through a combination of growing the core businesses above GDP rates & EBITDA Margins by +3%	• Focus on core businesses to deliver double digit top and bottom line growth

Source: Company Filings and reports, Bloomberg

1. Shareholder returns include dividends
2. Share price performance includes dividends. Shareholder value figures are for periods prior to the Committee's nomination of its Nominees on Jan 24, '13

Disclaimer

- THIS PRESENTATION IS FOR DISCUSSION AND GENERAL INFORMATIONAL PURPOSES ONLY. IT DOES NOT HAVE REGARD TO THE SPECIFIC INVESTMENT OBJECTIVE, FINANCIAL SITUATION, SUITABILITY, OR THE PARTICULAR NEED OF ANY SPECIFIC PERSON WHO MAY RECEIVE THIS PRESENTATION, AND SHOULD NOT BE TAKEN AS ADVICE ON THE MERITS OF ANY INVESTMENT DECISION. THE VIEWS EXPRESSED HEREIN REPRESENT THE OPINIONS OF THE SHAREHOLDER COMMITTEE FOR THE FUTURE OF FERRO (THE "COMMITTEE"), AND ARE BASED ON PUBLICLY AVAILABLE INFORMATION WITH RESPECT TO FERRO CORPORATION (THE "ISSUER"). CERTAIN FINANCIAL INFORMATION AND DATA USED HEREIN HAVE BEEN DERIVED OR OBTAINED FROM PUBLIC FILINGS, INCLUDING FILINGS MADE BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), AND OTHER SOURCES.
- THE COMMITTEE HAS NOT SOUGHT OR OBTAINED CONSENT FROM ANY THIRD PARTY TO USE ANY STATEMENTS OR INFORMATION INDICATED HEREIN AS HAVING BEEN OBTAINED OR DERIVED FROM STATEMENTS MADE OR PUBLISHED BY THIRD PARTIES. ANY SUCH STATEMENTS OR INFORMATION SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH THIRD PARTY FOR THE VIEWS EXPRESSED HEREIN. NO WARRANTY IS MADE THAT DATA OR INFORMATION, WHETHER DERIVED OR OBTAINED FROM FILINGS MADE WITH THE SEC OR FROM ANY THIRD PARTY, ARE ACCURATE.
- EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS ADDRESSED IN THIS PRESENTATION ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE CERTAIN RISKS AND UNCERTAINTIES. YOU SHOULD BE AWARE THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. THE COMMITTEE ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING INFORMATION.
- THE COMMITTEE SHALL NOT BE RESPONSIBLE OR HAVE ANY LIABILITY FOR ANY MISINFORMATION CONTAINED IN ANY SEC FILING, ANY THIRD PARTY REPORT OR THIS PRESENTATION. THERE IS NO ASSURANCE OR GUARANTEE WITH RESPECT TO THE PRICES AT WHICH ANY SECURITIES OF THE ISSUER WILL TRADE, AND SUCH SECURITIES MAY NOT TRADE AT PRICES THAT MAY BE IMPLIED HEREIN. THE ESTIMATES, PROJECTIONS AND PRO FORMA INFORMATION SET FORTH HEREIN ARE BASED ON ASSUMPTIONS WHICH THE COMMITTEE BELIEVES TO BE REASONABLE, BUT THERE CAN BE NO ASSURANCE OR GUARANTEE THAT ACTUAL RESULTS OR PERFORMANCE OF THE ISSUER WILL NOT DIFFER, AND SUCH DIFFERENCES MAY BE MATERIAL. THIS PRESENTATION DOES NOT RECOMMEND THE PURCHASE OR SALE OF ANY SECURITY.
- THE COMMITTEE RESERVES THE RIGHT TO CHANGE ANY OF ITS OPINIONS EXPRESSED HEREIN AT ANY TIME AS IT DEEMS APPROPRIATE. THE COMMITTEE DISCLAIMS ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED HEREIN.
- UNDER NO CIRCUMSTANCES IS THIS PRESENTATION TO BE USED OR CONSIDERED AS AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITY.